UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners

Global Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Global Income Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the 12-month reporting period ended December 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest

II	Legg Mason Partners Global Income Fund

triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 5.24%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended December 31, 2008. While the asset class modestly rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the 12 months ended December 31, 2008, the Index returned -25.91%.

Despite periods of extreme market volatility, emerging market debt prices largely treaded water during the first half of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. While the asset class rallied in November and December, it was too little, too late. Over the 12 months ended December 31, 2008, the EMBI Global returned -10.91%.

Special shareholder notices

The Board of Trustees of the Fund has determined that it is advisable and in the best interests of the Fund and its shareholders to terminate and wind down the Fund. The Fund is expected to cease operations on or about March 13, 2009. In preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Legg Mason Partners Global Income Fund	III

Letter from the chairman continued

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value (“NAV”)vii per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate NAV of the shares of the Fund that such shareholder then holds.

In the interim, the Fund is closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated.

Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex. Shareholders who exchange their shares for the same class of shares of other Legg Mason Partners Funds may do so without the imposition of a sales charge, and any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived.

Shareholders who are otherwise subject to federal income tax should be aware that the liquidation of the Fund will be a taxable event for shareholders to the extent of any gains they may realize. A mailing containing additional information has been sent to Fund shareholders.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain

IV	Legg Mason Partners Global Income Fund

immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

Legg Mason Partners Global Income Fund	V

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

VI	Legg Mason Partners Global Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk. Under normal market conditions, the Fund invests at least 75% of its total assets in fixed-income securities of foreign and U.S. issuers rated investment grade. Up to 25% of the Fund’s total assets may be invested in below investment grade securities of foreign and U.S. issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock, and in related investments.

The Fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the Fund may invest may be of any maturity, and there are no limits on the average maturity of the Fund’s portfolio. Under normal circumstances, the Fund will invest no more than 40% of its total assets in securities of issuers located in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in securities of issuers located in any one country or denominated in any one currency.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower — and their prices moved higher — during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over

Legg Mason Partners Global Income Fund 2008 Annual Report	1

Fund overview continued

this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%, respectively.

Aided by the strong performance in the Treasury market, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained 5.24% during the 12 months ended December 31, 2008. In contrast, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, performed poorly. Over the same 12-month period, the Citigroup High Yield Market Indexiii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned -25.91% and -10.91%, respectively.

Q. How did we respond to these changing market conditions?

A. We continued to conduct extensive research to identify individual securities that have experienced, what we believed to be, reasonable fundamental credit improvement in industries in which we have a higher level of comfort. In those cases, we made an effort to move down the capital structure when there was an opportunity to generate substantial incremental yield. We made no significant industry reallocations.

Performance review

For the 12 months ended December 31, 2008, Class A shares of Legg Mason Partners Global Income Fund, excluding sales charges, returned -10.41%. The Fund’s unmanaged benchmark, the Barclays Capital Global Aggregate Index (50% Hedged)v returned 5.24% for the same period. The Citigroup World Government Ex-U.S. Index (Hedged)vi and the Lipper Global Income Funds Category Average1 returned 8.01% and -5.09%, respectively, over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 121 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Global Income Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Global Income Fund — Class A Shares	-8.79%	-10.41%
Barclays Capital Global Aggregate Index (50% Hedged)	3.38%	5.24%
Citigroup World Government Ex-U.S. Index (Hedged)	8.31%	8.01%
Lipper Global Income Funds Category Average[1]	-6.04%	-5.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned -9.00% over the six months ended December 31, 2008. Excluding sales charges, Class C shares returned -10.92% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended December 31, 2008 for Class A and C shares were 6.62% and 5.62%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares would have been 5.89% and 4.48%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class A and Class C shares were 2.08% and 2.46%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.15% for Class A shares and 1.60% for Class C shares until April 30, 2009.

Q. What were the leading contributors to performance?

A. Durationvii management contributed to performance but was overwhelmed as a hedge against rising credit spreads. The Fund maintained extra duration in the U.S. for much of the period, but switched toward the end of the period to reflect the view that yields in Europe would fall toward U.S. levels, which they did. Currency management also had a positive impact on the Fund’s performance, particularly long Japanese yen and U.S. dollar positions and short euro and pound sterling positions for much of the period. The yen and dollar continued to show strength as financial conditions deteriorated while the euro and sterling weakened materially. These positions were reduced toward the end of the period. Currency volatility became extreme and we decided that the risk overwhelmed the potential reward from such positions.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 132 funds for the six-month period and among the 121 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Global Income Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?

A. The Fund maintained a bias away from less risky government bonds and toward the credit sectors, including investment grade and high-yield corporate issues, as well as agency mortgage-backed securities. Spreads of these securities, in general, soared during the reporting period in response to the contagion of fear that gripped the capital markets. As a result, the Fund’s exposure to these areas detracted from performance. Our corporate bonds in the Financials sector — especially our European issues — were hit particularly hard following a wave of failures and rapid structural changes. The market has been plagued by increased uncertainty over the value of debt as many governments are nationalizing banks in an ad hoc manner. While our mortgage securities performed relatively better than their corporate bond counterparts, they still lagged behind government securities during the year. The primary driver of the underperformance was the increase in volatility and uncertainty over borrowers’ ability to repay their loans.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Global Income Fund.

Sincerely,

Western Asset Management Company

January 20, 2009

4	Legg Mason Partners Global Income Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Mortgage-Backed Securities (35.3%), Financials (26.9%), Sovereign Bonds (13.3%), Energy (7.3%) and Utilities (5.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield fixed-income securities are subject to greater liquidity risk, fluctuations in value, and greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. International investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. The use of leveraging involves special risks and may make any change in the Fund’s net asset value even greater and cause increased volatility of returns. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

The Barclays Capital (formerly Lehman Brothers) Global Aggregate Index (50% Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities and investment grade Rule 144A bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. The inception date of this Index is January 1, 1999.

vi

The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The Index is provided for illustrative purposes due to the shorter operating history of the Barclays Capital Global Aggregate Index (50% Hedged), the Fund’s benchmark.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Global Income Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

6	Legg Mason Partners Global Income Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(8.79)%	$1,000.00	$912.10	1.15%	$5.53
Class C	(9.00)%	1,000.00	910.00	1.60	7.68

[1]	For the six months ended December 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Global Income Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.36	1.15%	$5.84
Class C	5.00	1,000.00	1,017.09	1.60	8.11

[1]	For the six months ended December 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners Global Income Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C
Twelve Months Ended 12/31/08	(10.41)%	(10.92)%
Five Years Ended 12/31/08	0.61	N/A
Ten Years Ended 12/31/08	1.71	N/A
Inception* through 12/31/08	3.77	(8.14)

	WITH SALES CHARGES[3]
	CLASS A	CLASS C
Twelve Months Ended 12/31/08	(14.21)%	(11.76)%
Five Years Ended 12/31/08	(0.26)	N/A
Ten Years Ended 12/31/08	1.27	N/A
Inception* through 12/31/08	3.48	(8.14)

CUMULATIVE TOTAL RETURNS [1]
WITHOUT SALES CHARGES[2]
Class A (12/31/98 through 12/31/08)	18.52%
Class C (Inception date of 9/25/07 through 12/31/08)	(10.18)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A shares and Class C shares are April 16, 1993 and September 25, 2007, respectively.

Note: Prior to September 21, 2007, the Fund operated under the name Legg Mason Global Income Trust. Performance shown for Class A shares prior to September 21, 2007 is the performance of the predecessor Fund’s Primary Class shares, which has not been restated to reflect any differences in expenses.

Legg Mason Partners Global Income Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS GLOBAL INCOME
FUND VS. BARCLAYS CAPITAL GLOBAL AGGREGATE INDEX (50% HEDGED) AND CITIGROUP WORLD
GOVERNMENT EX-U.S. INDEX (HEDGED)† — December 1998 - December 2008

†

Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Partners Global Income Fund on December 31, 1998, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The Barclays Capital (formerly Lehman Brothers) Global Aggregate Index (50% Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities and investment grade Rule 144A bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. The inception date of this Index is January 1, 1999. The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The Index is provided for illustrative purposes due to the shorter operating history of the Barclays Capital Global Aggregate Index (50% Hedged), the Fund’s benchmark. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares’, performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Global Income Fund 2008 Annual Report

Schedule of investments

December 31, 2008

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
CORPORATE BONDS & NOTES — 52.6%
CONSUMER DISCRETIONARY — 4.5%
		Auto Components — 0.0%
		Visteon Corp., Senior Notes:
3,000		8.250% due 8/1/10	$945
7,000		12.250% due 12/31/16(a)	1,715
		Total Auto Components	2,660
		Diversified Consumer Services — 0.4%
40,000	GBP	Dignity Finance PLC, 8.151% due 12/31/30	56,632
15,000		Service Corp. International, Senior Notes, 7.500% due 4/1/27	9,675
		Total Diversified Consumer Services	66,307
		Hotels, Restaurants & Leisure — 0.6%
		Boyd Gaming Corp., Senior Subordinated Notes:
10,000		6.750% due 4/15/14	6,350
130,000		7.125% due 2/1/16	77,350
7,000		Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	3,465
10,000		Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	3,350
		MGM MIRAGE Inc.:
10,000		Notes, 6.750% due 9/1/12	7,050
		Senior Notes:
20,000		8.500% due 9/15/10	16,900
5,000		6.625% due 7/15/15	3,075
		Station Casinos Inc.:
15,000		Senior Notes, 7.750% due 8/15/16(k)	2,925
5,000		Senior Subordinated Notes, 6.875% due 3/1/16(k)	313
		Total Hotels, Restaurants & Leisure	120,778
		Media — 3.4%
10,000		CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,800
155,000		Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11	155,663
		Comcast Corp.:
		Notes:
95,000		6.500% due 1/15/15	93,493
40,000		5.875% due 2/15/18	37,969
60,000		Senior Notes, 6.500% due 1/15/17	59,354
195,000		COX Communications Inc., Notes, 7.125% due 10/1/12	186,768
1,000		CSC Holdings Inc., Senior Notes, 7.625% due 4/1/11	948
15,000		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	15,000
10,000		EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16	8,400

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
		Media — 3.4% continued
20,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16	$1,600
10,000		Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	9,750
		Time Warner Inc., Senior Notes:
5,000		6.875% due 5/1/12	4,807
100,000		7.625% due 4/15/31	98,541
		Total Media	674,093
		Multiline Retail — 0.0%
10,000		J.C. Penney Co. Inc., Debentures, 7.400% due 4/1/37	6,598
		Textiles, Apparel & Luxury Goods — 0.1%
10,000		Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	7,600
		TOTAL CONSUMER DISCRETIONARY	878,036
CONSUMER STAPLES — 0.9%
		Food & Staples Retailing — 0.2%
50,000		Wal-Mart Stores Inc., 5.250% due 9/1/35	49,961
		Tobacco — 0.7%
100,000	EUR	BAT International Finance PLC, 5.375% due 6/29/17	120,918
15,000		Reynolds American Inc., 6.750% due 6/15/17	11,925
		Total Tobacco	132,843
		TOTAL CONSUMER STAPLES	182,804
ENERGY — 7.3%
		Energy Equipment & Services — 0.3%
15,000		Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	9,525
20,000		Pride International Inc., Senior Notes, 7.375% due 7/15/14	18,700
49,000		Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	41,075
		Total Energy Equipment & Services	69,300
		Oil, Gas & Consumable Fuels — 7.0%
100,000		Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	88,651
		Chesapeake Energy Corp., Senior Notes:
5,000		6.375% due 6/15/15	3,975
10,000		7.250% due 12/15/18	7,850
		Compagnie Generale de Geophysique SA, Senior Notes:
20,000		7.500% due 5/15/15	12,500
5,000		7.750% due 5/15/17	2,925
150,000		ConocoPhillips, 4.750% due 10/15/12	149,636
260,000		Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	262,543
		El Paso Corp., Medium-Term Notes:
17,000		7.800% due 8/1/31	11,161
100,000		7.750% due 1/15/32	65,412

See Notes to Financial Statements.

12	Legg Mason Partners Global Income Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 7.0% continued
62,000		El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32	$53,809
		Gazprom, Loan Participation Notes:
90,000		6.212% due 11/22/16(a)	59,850
100,000		Senior Notes, 6.510% due 3/7/22(a)	60,000
135,000		Kerr-McGee Corp., Notes, 7.875% due 9/15/31	124,586
		OPTI Canada Inc., Senior Secured Notes:
10,000		7.875% due 12/15/14	5,150
10,000		8.250% due 12/15/14	5,450
18,000		Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	17,145
5,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(b)(c)	200
22,000		Teekay Corp., Senior Notes, 8.875% due 7/15/11	18,700
		Williams Cos. Inc., Notes:
270,000		7.125% due 9/1/11	248,545
50,000		8.750% due 3/15/32	37,326
145,000		XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	143,414
		Total Oil, Gas & Consumable Fuels	1,378,828
		TOTAL ENERGY	1,448,128
FINANCIALS — 26.8%
		Capital Markets — 1.3%
43,000	EUR	AIB UK 1 LP, 4.781% due 12/17/14(d)(e)	15,541
20,000	GBP	Bear Stearns Cos. Inc., 5.125% due 1/20/10	28,841
64,000	EUR	Goldman Sachs Group Inc., Medium-Term Notes, 6.375% due 5/2/18	77,976
200,000		Kaupthing Bank HF, Senior Notes, 7.625% due 2/28/15(a)(b)(c)(f)	12,000
90,000		Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(b)(d)(e)	9
		Lehman Brothers Holdings Inc.:
50,000	EUR	4.629% due 3/14/19(b)(d)	430
130,000		Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(b)	13,000
120,000		Merrill Lynch & Co. Inc., Subordinated Notes, 5.700% due 5/2/17	106,484
		Total Capital Markets	254,281
		Commercial Banks — 10.9%
100,000	EUR	Banca Monte dei Paschi di Siena SpA, 4.875% due 5/31/16	113,535
50,000	EUR	Banco Bradesco SA, 8.000% due 4/15/14	69,329
100,000	EUR	Banco Popolare Scarl, 6.156% due 6/21/17(d)(e)	62,552
150,000	EUR	Barclays Bank PLC, Senior Notes, 4.250% due 10/27/11	214,863
50,000	GBP	Co-Operative Bank PLC, 5.875% due 4/2/19(d)	64,331
150,000	EUR	Commerzbank Capital Funding Trust I, 5.012% due 4/12/16(d)(e)	69,850
300,000	EUR	Deutsche Postbank IV, 5.983% due 6/29/17(d)(e)	143,870
200,000	EUR	ESFG International Ltd., 5.753% due 6/6/17(d)(e)	84,793

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
		Commercial Banks — 10.9% continued
100,000	EUR	Fortis Bank SA/NV, 4.625% due 10/27/14(a)(d)(e)	$65,246
130,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(a)(b)(d)	669
180,000		HSBK Europe BV, 7.250% due 5/3/17(a)	98,100
93,000	EUR	HT1 Funding GmbH, Subordinated Bonds, 6.352% due 6/30/17(d)(e)	42,014
50,000	EUR	Hypo Real Estate International Trust I, 5.864% due 6/14/17(d)(e)	6,283
100,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(d)	52,651
		Intesa Sanpaolo SpA:
100,000	EUR	6.625% due 5/18/18	116,450
100,000	EUR	Medium-Term Notes, 5.750% due 5/28/18(d)	133,623
151,000	EUR	Lloyds TSB Bank PLC, 4.385% due 5/12/17(d)(e)	124,448
90,000		Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(a)(d)(e)	42,890
100,000		Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17(d)(e)	39,873
50,000	GBP	Royal Bank of Scotland PLC, 6.200% due 3/22/22(d)(e)	43,021
100,000	EUR	SNS Reaal Groep NV, 6.258% due 7/17/17(d)(e)	58,799
250,000	EUR	Standard Chartered Bank, 5.875% due 9/26/17(a)	290,458
180,000		TuranAlem Finance BV, Bonds, 8.250% due 1/22/37(a)	78,300
90,000		Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11(d)(e)	53,123
125,000		Woori Bank, 6.125% due 5/3/16(a)(d)	90,605
		Total Commercial Banks	2,159,676
		Consumer Finance — 3.6%
100,000		American Express Co., Subordinated Debentures, 6.800% due 9/1/66(d)	51,828
		Ford Motor Credit Co.:
50,000		Bonds, 7.375% due 2/1/11	38,040
420,000		Notes, 7.375% due 10/28/09	368,919
197,000		GMAC LLC, 8.000% due 11/1/31(a)	117,310
		SLM Corp., Medium-Term Notes:
60,000		5.000% due 10/1/13	42,973
95,000		5.375% due 5/15/14	64,181
30,000		5.050% due 11/14/14	19,988
10,000		5.625% due 8/1/33	6,082
		Total Consumer Finance	709,321
		Diversified Financial Services — 5.8%
36,000	EUR	ABN AMRO Bank NV, 4.310% due 3/10/16(d)(e)	18,524
80,000	GBP	Annington Finance No. 4, 8.070% due 1/10/23	100,493
50,000	EUR	Bayerische Landesbank, Medium-Term Notes, 5.750% due 10/23/17	60,702
		Citigroup Inc.:
240,000		4.125% due 2/22/10	236,566
70,000		Subordinated Notes, 5.000% due 9/15/14	61,645

See Notes to Financial Statements.

14	Legg Mason Partners Global Income Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
		Diversified Financial Services — 5.8% continued
157,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16(d)(e)	$98,254
60,000		General Electric Capital Corp., 5.400% due 2/15/17	59,815
		HSBC Finance Corp.:
80,000		7.000% due 5/15/12	80,181
50,000		Senior Notes, 8.000% due 7/15/10	50,850
		ING Groep NV:
2,000	EUR	4.176% due 6/8/15(d)(e)	1,715
8,000		5.775% due 12/8/15(d)(e)	3,430
50,000	EUR	Investor AB, Senior Notes, 4.000% due 3/14/16	54,141
165,000	EUR	MUFG Capital Finance 2 Ltd., 4.850% due 7/25/16(d)(e)	137,142
85,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17(d)(e)	78,560
200,000	EUR	RZB Finance Jersey IV Ltd., 5.169% due 5/16/16(d)(e)	107,034
		Total Diversified Financial Services	1,149,052
		Insurance — 4.3%
130,000		American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37	48,665
50,000	EUR	AXA, 6.211% due 10/5/17(d)(e)	35,794
45,000	GBP	Bupa Finance PLC, 6.125% due 9/16/20(d)(e)	46,574
		ELM BV:
300,000	EUR	5.252% due 5/25/16(d)(e)	141,785
100,000	EUR	5.849% due 4/12/17(d)(e)	43,621
		Generali Finance BV:
100,000	EUR	5.317% due 6/16/16(d)(e)	87,213
100,000	EUR	5.479% due 2/8/17(d)(e)	86,781
50,000	EUR	Groupama SA, 6.298% due 10/22/17(d)(e)	35,542
150,000	EUR	Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), 5.767% due 6/12/17(d)(e)	135,613
53,000	GBP	Royal & Sun Alliance Insurance Group PLC, 8.500% due 12/8/14(d)(e)	62,325
60,000	EUR	SL PLC, 5.314% due 1/6/15(d)(e)	53,683
80,000		Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(d)	52,477
20,000		XL Capital Ltd., 5.250% due 9/15/14	11,119
		Total Insurance	841,192
		Real Estate Investment Trusts (REITs) — 0.2%
6,000		Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	2,130
10,000		Host Marriott LP, Senior Notes, 6.750% due 6/1/16	7,350
		Ventas Realty LP/Ventas Capital Corp.:
10,000		8.750% due 5/1/09	9,900
10,000		6.750% due 6/1/10	9,512
10,000		Senior Notes, 6.750% due 4/1/17	7,650
		Total Real Estate Investment Trusts (REITs)	36,542

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	15

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
		Thrifts & Mortgage Finance — 0.7%
		Countrywide Financial Corp.:
100,000		6.250% due 5/15/16	$95,088
50,000		Medium-Term Notes, 5.800% due 6/7/12	48,770
		Total Thrifts & Mortgage Finance	143,858
		TOTAL FINANCIALS	5,293,922
HEALTH CARE — 1.2%
		Health Care Equipment & Supplies — 0.1%
8,000	EUR	Fresenius Finance BV, 5.500% due 1/31/16(a)	9,841
13,000	EUR	Fresenius Medical Care Capital Trust V, 7.375% due 6/15/11	17,800
		Total Health Care Equipment & Supplies	27,641
		Health Care Providers & Services — 1.1%
10,000		AmerisourceBergen Corp., 5.875% due 9/15/15	8,752
10,000		Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	9,250
20,000		DaVita Inc., Senior Notes, 6.625% due 3/15/13	19,100
		HCA Inc.:
50,000		Debentures, 7.500% due 11/15/95	21,436
10,000		Notes, 7.500% due 11/6/33	4,700
190,000		Senior Notes, 6.250% due 2/15/13	119,700
		Tenet Healthcare Corp., Senior Notes:
20,000		6.500% due 6/1/12	15,300
10,000		9.875% due 7/1/14	8,100
		Total Health Care Providers & Services	206,338
		TOTAL HEALTH CARE	233,979
INDUSTRIALS — 2.6%
		Aerospace & Defense — 0.5%
5,000		DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	5,025
93,397		Systems 2001 Asset Trust, 6.664% due 9/15/13(a)	89,727
		Total Aerospace & Defense	94,752
		Building Products — 0.1%
20,000	EUR	Eco-Bat Finance PLC, 10.125% due 1/31/13(a)	22,380
		Commercial Services & Supplies — 1.4%
9,000		DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	7,841
275,000		Waste Management Inc., 6.875% due 5/15/09	273,748
		Total Commercial Services & Supplies	281,589
		Industrial Conglomerates — 0.4%
85,000		Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	83,602

See Notes to Financial Statements.

16	Legg Mason Partners Global Income Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
		Road & Rail — 0.2%
10,000		Hertz Corp., Senior Notes, 8.875% due 1/1/14	$6,200
30,000		Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	27,600
		Total Road & Rail	33,800
		TOTAL INDUSTRIALS	516,123
INFORMATION TECHNOLOGY — 0.6%
		IT Services — 0.6%
110,000		Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	111,850
		Office Electronics — 0.0%
10,000		Xerox Corp., Senior Notes, 6.750% due 2/1/17	7,266
		Semiconductors & Semiconductor Equipment — 0.0%
5,000		Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	2,225
		TOTAL INFORMATION TECHNOLOGY	121,341
MATERIALS — 1.4%
		Containers & Packaging — 0.0%
10,000		Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	7,175
		Metals & Mining — 0.8%
30,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	24,634
70,000		Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	51,405
10,000		Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15	6,950
90,000		Vale Overseas Ltd., Notes, 6.875% due 11/21/36	81,918
		Total Metals & Mining	164,907
		Paper & Forest Products — 0.6%
101,000	EUR	Stora Enso Oyj, 5.125% due 6/23/14	110,859
		TOTAL MATERIALS	282,941
TELECOMMUNICATION SERVICES — 2.2%
		Diversified Telecommunication Services — 1.5%
5,000		Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	2,925
14,000	GBP	France Telecom SA, 8.000% due 12/20/17	23,283
87,000	EUR	Koninklijke (Royal) KPN NV, 4.750% due 1/17/17	108,015
15,000		Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	8,775
20,000		Qwest Capital Funding Inc., 7.750% due 2/15/31	12,600
4,000		Qwest Communications International Inc., Senior Notes, 5.649% due 2/15/09(d)	4,000
95,000	GBP	Telefonica Emisones SAU, 5.375% due 2/2/18	123,562
25,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	22,250
		Total Diversified Telecommunication Services	305,410

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	17

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†	SECURITY	VALUE
	Wireless Telecommunication Services — 0.7%
20,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	$8,404
5,000	Rogers Wireless Communications Inc., Secured Notes, 6.375% due 3/1/14	4,758
	Sprint Capital Corp., Senior Notes:
50,000	7.625% due 1/30/11	41,769
100,000	8.375% due 3/15/12	80,052
	Total Wireless Telecommunication Services	134,983
	TOTAL TELECOMMUNICATION SERVICES	440,393
UTILITIES — 5.1%
	Electric Utilities — 2.1%
40,000	Cleveland Electric Illuminating Co., Senior Notes, 5.650% due 12/15/13	36,189
60,000	Exelon Corp., Bonds, 5.625% due 6/15/35	37,976
	FirstEnergy Corp., Notes:
190,000	6.450% due 11/15/11	179,713
60,000	7.375% due 11/15/31	56,912
100,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	106,557
	Total Electric Utilities	417,347
	Gas Utilities — 0.1%
15,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	12,375
	Independent Power Producers & Energy Traders — 1.2%
	AES Corp.:
41,000	Secured Notes, 8.750% due 5/15/13(a)	39,565
	Senior Notes:
7,000	8.875% due 2/15/11	6,580
6,000	7.750% due 3/1/14	5,310
20,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	13,900
10,000	Edison Mission Energy, Senior Notes, 7.200% due 5/15/19	8,250
20,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(g)	9,800
20,000	NRG Energy Inc., Senior Notes, 7.250% due 2/1/14	18,750
	TXU Corp., Senior Notes:
200,000	5.550% due 11/15/14	94,446
120,000	6.550% due 11/15/34	41,111
	Total Independent Power Producers & Energy Traders	237,712
	Multi-Utilities — 1.7%
330,000	Pacific Gas & Electric Co., 3.600% due 3/1/09	329,097
	TOTAL UTILITIES	996,531
	TOTAL CORPORATE BONDS & NOTES (Cost — $14,951,308)	10,394,198

See Notes to Financial Statements.

18	Legg Mason Partners Global Income Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL INCOME FUND
FACE AMOUNT†		SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
245,132		GMAC Commercial Mortgage Securities Inc., STRIPS, 0.171% due 12/15/16(a)(c)(d) (Cost — $102,764)	$52
MORTGAGE-BACKED SECURITIES — 35.3%
		FHLMC — 4.3%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
89,759		6.500% due 8/1/29(h)	93,952
632,292		5.500% due 12/1/37(h)	648,006
100,000		5.000% due 1/13/39(h)(i)	102,203
		Total FHLMC	844,161
		FNMA — 26.3%
		Federal National Mortgage Association (FNMA):
60,464		6.500% due 7/1/29(h)	63,289
613,503		5.000% due 6/1/35-12/1/35(h)	627,717
633,796		6.000% due 8/1/36-3/1/37(h)	653,331
468,948		5.500% due 1/1/37(h)	481,325
3,300,000		5.000% due 1/13/39(h)(i)	3,369,610
		Total FNMA	5,195,272
		GNMA — 4.7%
		Government National Mortgage Association (GNMA):
4,680		7.000% due 8/15/28	4,957
207,521		6.500% due 10/15/31	218,872
693,308		6.000% due 11/15/32-7/15/37	716,864
		Total GNMA	940,693
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $6,806,711)	6,980,126
SOVEREIGN BONDS — 13.3%
		Germany — 4.8%
640,000	EUR	Bundesrepublik Deutschland, 4.000% due 1/4/37	954,003
		Japan — 7.4%
		Government of Japan:
49,000,000	JPY	2.100% due 3/20/27	573,589
35,000,000	JPY	2.300% due 12/20/36	426,316
48,128,000	JPY	Bonds, 1.300% due 9/10/17	464,637
		Total Japan	1,464,542
		Mexico — 0.4%
65,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	68,900
		Russia — 0.7%
147,000		Russian Federation, 7.500% due 3/31/30(a)	129,677
		TOTAL SOVEREIGN BONDS (Cost — $2,253,656)	2,617,122

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	19

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS GLOBAL INCOME FUND

SHARES	SECURITY	VALUE
PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
49	Preferred Blocker Inc., 9.000%(a)* (Cost — $14,783)	$14,700
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $24,129,222)	20,006,198
FACE AMOUNT
SHORT-TERM INVESTMENTS — 10.1%
	U.S. Government Agencies — 10.1%
	Federal Home Loan Bank (FHLB), Discount Notes:
$800,000	2.815% due 1/2/09(j)	799,938
400,000	1.207% due 5/20/09(j)	399,655
400,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 1.257% due 5/5/09(h)(j)	399,693
400,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.257% due 5/5/09(h)(j)	399,692
	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,994,640)	1,998,978
	TOTAL INVESTMENTS — 111.4% (Cost — $26,123,862#)	22,005,176
	Liabilities in Excess of Other Assets — (11.4)%	(2,255,531)
	TOTAL NET ASSETS — 100.0%	$19,749,645

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is currently in default.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(j)	Rate shown represents yield-to-maturity.
(k)	Subsequent to the reporting period, this security went into default.
#	Aggregate cost for federal income tax purposes is $26,124,125.

Abbreviations used in this schedule:
EUR	—Euro
GBP	—British Pound
GMAC	—General Motors Acceptance Corp.
JPY	—Japanese Yen
STRIPS	—Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

20	Legg Mason Partners Global Income Fund 2008 Annual Report

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $26,123,862)	$22,005,176
Foreign currency, at value (Cost — $294,944)	290,089
Cash	125,689
Receivable for open forward currency contracts	1,399,432
Deposits with brokers for open futures contracts	419,200
Dividends and interest receivable	373,747
Receivable for securities sold	304,875
Receivable from broker — variation margin on open futures contracts	95,517
Receivable from investment manager	3,959
Receivable for Fund shares sold	1,318
Prepaid expenses	19,224
Total Assets	25,038,226
LIABILITIES:
Payable for securities purchased	3,728,617
Payable for open forward currency contracts	1,337,985
Payable for Fund shares repurchased	108,122
Distribution fees payable	4,156
Trustees’ fees payable	820
Accrued expenses	108,881
Total Liabilities	5,288,581
TOTAL NET ASSETS	$19,749,645
NET ASSETS:
Par value (Note 6)	$27
Paid-in capital in excess of par value	24,230,284
Undistributed net investment income	198,293
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(702,304)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(3,976,655)
TOTAL NET ASSETS	$19,749,645
Shares Outstanding:
Class A	2,660,121
Class C	20,257
Net Asset Value:
Class A (and redemption price)	$7.37
Class C1	$7.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.70

[1]	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year of purchase payment (see Note 2).

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	21

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$1,394,916
EXPENSES:
Investment management fee (Note 2)	196,448
Distribution fees (Notes 2 and 4)	66,155
Shareholder reports (Note 4)	60,795
Registration fees	57,027
Audit and tax	43,158
Legal fees	24,589
Transfer agent fees (Note 4)	23,527
Custody fees	11,896
Insurance	1,568
Trustees’ fees	207
Miscellaneous expenses	7,737
Total Expenses	493,107
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(191,154)
Fees paid indirectly (Note 1)	(320)
Net Expenses	301,633
NET INVESTMENT INCOME	1,093,283
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	37,789
Futures contracts	(162,760)
Written options	8,513
Foreign currency transactions	165,812
Net Realized Gain	49,354
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(4,184,139)
Futures contracts	130,339
Written options	(4,204)
Foreign currencies	107,972
Change in Net Unrealized Appreciation/Depreciation	(3,950,032)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS	(3,900,678)
DECREASE IN NET ASSETS FROM OPERATIONS	$(2,807,395)

See Notes to Financial Statements.

22	Legg Mason Partners Global Income Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment income	$1,093,283	$1,231,559
Net realized gain (loss)	49,354	(152,781)
Change in net unrealized appreciation/depreciation	(3,950,032)	(421,194)
Increase (Decrease) in Net Assets From Operations	(2,807,395)	657,584
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,655,214)	(1,205,418)
Decrease in Net Assets From Distributions to Shareholders	(1,655,214)	(1,205,418)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,237,182	2,304,296
Reinvestment of distributions	1,564,174	1,103,559
Cost of shares repurchased	(9,790,578)	(9,023,419)
Decrease in Net Assets From Fund Share Transactions	(6,989,222)	(5,615,564)
DECREASE IN NET ASSETS	(11,451,831)	(6,163,398)
NET ASSETS:
Beginning of year	31,201,476	37,364,874
End of year*	$19,749,645	$31,201,476
*Includes undistributed net investment income of:	$198,293	$485,777

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	23

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES	2008[1]	2007[1]	2006[1,2,3]	2005[2,3]	2004[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$8.80	$8.94	$8.79	$9.22	$8.74
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.35	0.31	0.28	0.28	0.23
Net realized and unrealized gain (loss)	(1.24)	(0.14)	0.15	(0.35)	0.49
Total income (loss) from operations	(0.89)	0.17	0.43	(0.07)	0.72
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.31)	(0.28)	(0.36)	(0.24)
Total distributions	(0.54)	(0.31)	(0.28)	(0.36)	(0.24)
NET ASSET VALUE, END OF YEAR	$7.37	$8.80	$8.94	$8.79	$9.22
Total return[4]	(10.41)%	1.96%	4.94%	(0.77)%	8.39%
NET ASSETS, END OF YEAR (000s)	$19,600	$31,135	$37,365	$41,000	$45,468
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.88%	2.08%	2.32%	2.16%	2.18%
Net expenses[5]	1.15 [6,7]	1.34 [6,7]	1.40	1.40	1.53
Net investment income	4.18	3.55	3.10	3.02	2.72
PORTFOLIO TURNOVER RATE	48%[8]	70%[8]	363%	242%	245%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to September 21, 2007.

[3]

On September 21, 2007, the Predecessor Fund’s Primary Class shares converted to Class A shares of the Fund. The information shown for each of the years in the three-year period ended December 31, 2006 are of the Predecessor Fund’s Primary Class.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]

As a result of a contractual expense limitation, effective September 21, 2007 until April 30, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses to average net assets of Class A shares will not exceed 1.15%. Prior to September 21, 2007, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares would not have exceeded 1.40%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 384% and 476% for the years ended December 31, 2008 and 2007, respectively.

See Notes to Financial Statements.

24	Legg Mason Partners Global Income Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.82	$8.83
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.31	0.09
Net realized and unrealized loss	(1.25)	(0.02)
Total income (loss) from operations	(0.94)	0.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.08)
Total distributions	(0.47)	(0.08)
NET ASSET VALUE, END OF YEAR	$7.41	$8.82
Total return[3]	(10.92)%	0.82%
NET ASSETS, END OF YEAR (000s)	$150	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.74%	2.46%[4]
Net expenses[5,6,7]	1.60	1.58 [4]
Net investment income	3.78	3.72 [4]
PORTFOLIO TURNOVER RATE[8]	48%	70%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 25, 2007 (inception date) to December 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of a contractual expense limitation, the ratio of expenses other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.60% until April 30, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 384% and 476% for the years ended December 31, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2008 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Global Income Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Legg Mason Partners Global Income Fund 2008 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$22,005,176	—	$21,993,176	$12,000
Other financial instruments*	156,964	$95,517	61,447	—
Total	$22,162,140	$95,517	$22,054,623	$12,000

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of December 31, 2007	$16,163
Accrued premiums/discounts	2,749
Realized gain (loss)	1,166
Change in unrealized appreciation (depreciation)	(158,929)
Net purchases (sales)	150,851
Transfers in and/or out of Level 3	—
Balance as of December 31, 2008	$12,000

(b) Financial futures contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or for purposes of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition,

Legg Mason Partners Global Income Fund 2008 Annual Report	27

Notes to financial statements continued

investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face

28	Legg Mason Partners Global Income Fund 2008 Annual Report

amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Legg Mason Partners Global Income Fund 2008 Annual Report	29

Notes to financial statements continued

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated

30	Legg Mason Partners Global Income Fund 2008 Annual Report

transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.

Legg Mason Partners Global Income Fund 2008 Annual Report	31

Notes to financial statements continued

Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$1,987,014	$(1,987,014)
(b)	$274,447	(274,447)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and the losses from mortgage backed securities treated as capital losses for tax purposes.

32	Legg Mason Partners Global Income Fund 2008 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective November 3, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited. Effective November 3, 2008, Western Asset will also pay both Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Singapore and Western Japan.

Management has contractually agreed to waive fees and/or reimburse operating expenses, other than brokerage, taxes and extraordinary expenses to limit total annual operating expenses to 1.15% and 1.60% of average net assets of Class A shares and Class C shares, respectively, until April 30, 2009.

During the year ended December 31, 2008, LMPFA waived a portion of its fee and/or reimbursed Fund expenses in the amount of $190,885.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Partners Global Income Fund 2008 Annual Report	33

Notes to financial statements continued

For the year ended December 31, 2008, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares.

	CLASS A		CLASS C
CDSCs	0	*	$0	*

* Amount represents less than $100.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$5,782,466	$94,430,946
Sales	7,213,261	100,647,205

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$608,796
Gross unrealized depreciation	(4,727,745)
Net unrealized depreciation	$(4,118,949)

At December 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro Bundes Obligationer	4	3/09	$692,161	$694,135	$1,974
German Euro Bobl	6	3/09	966,015	969,226	3,211
United Kingdom Treasury Gilt	5	3/09	834,560	887,595	53,035
U.S. Treasury 10-Year Notes	3	3/09	360,507	377,250	16,743
					74,963
Contracts to Sell:
U.S. Treasury 5-Year Notes	22	3/09	2,538,640	2,619,203	$(80,563)
Net unrealized loss on open futures contracts					$(5,600)

34	Legg Mason Partners Global Income Fund 2008 Annual Report

During the year ended December 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding December 31, 2007	3,300	$4,678
Options written	8	3,835
Options closed	—	—
Options expired	(3,308)	(8,513)
Written options, outstanding December 31, 2008	—	—

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At December 31, 2008, the Fund held the following purchased and written options on futures:

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
Euribor, Call	20	115.50EUR	2/20/09	$28,774	$43,230	$14,456
Libor, Call	16	94.50GBP	3/18/09	31,401	107,400	75,999
						90,455
Contracts to Sell:
Euribor, Put	20	112.50EUR	2/20/09	$14,554	$3,892	$10,662
Net unrealized gain on purchased and written options on futures						$101,117

At December 31, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	318,500	$221,337	2/3/09	$3,961
Australian Dollar	846,077	587,969	2/3/09	11,283
British Pound	60,000	86,195	2/3/09	(17,467)
British Pound	160,000	229,853	2/3/09	(46,755)
British Pound	76,595	110,035	2/3/09	(20,192)
British Pound	238,610	342,782	2/3/09	(60,697)
British Pound	150,000	215,487	2/3/09	(29,572)
British Pound	50,000	71,829	2/3/09	(8,646)
British Pound	130,000	186,756	2/3/09	(22,232)

Legg Mason Partners Global Income Fund 2008 Annual Report	35

Notes to financial statements continued

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy: (continued)
British Pound	50,000	$71,829	2/3/09	$(1,986)
Canadian Dollar	439,103	355,514	2/3/09	(12,090)
Canadian Dollar	205,375	166,279	2/3/09	(5,557)
Canadian Dollar	495,000	400,771	2/3/09	(11,214)
Canadian Dollar	139,000	112,540	2/3/09	1,755
Danish Krone	1,256,539	234,110	2/3/09	11,851
Danish Krone	490,000	91,293	2/3/09	6,809
Euro	90,000	124,941	2/3/09	1,853
Euro	1,007,046	1,398,016	2/3/09	64,284
Euro	202,352	280,912	2/3/09	13,129
Euro	50,000	69,412	2/3/09	6,237
Euro	300,000	416,470	2/3/09	(9,695)
Japanese Yen	534,700,600	5,901,995	2/3/09	583,443
Japanese Yen	187,720,876	2,072,052	2/3/09	204,183
Japanese Yen	39,630,810	437,443	2/3/09	41,957
Norwegian Krone	3,000,000	427,492	2/3/09	(19,642)
Polish Zloty	370,265	124,501	2/3/09	3,650
Swedish Krona	790,000	99,843	2/3/09	(5,146)
Swedish Krona	13,507,217	1,707,096	2/3/09	(72,980)
South Korean Won	268,000,000	213,452	2/10/09	10,729
				621,253
Contracts to Sell:
Australian Dollar	430,238	$298,988	2/3/09	$(1,349)
Australian Dollar	622,479	432,582	2/3/09	(7,355)
British Pound	124,000	178,136	2/3/09	32,149
British Pound	864,332	1,241,683	2/3/09	231,035
British Pound	90,000	129,292	2/3/09	23,708
British Pound	70,000	100,561	2/3/09	3,781
Canadian Dollar	846,883	685,668	2/3/09	24,983
Danish Krone	1,500,000	279,470	2/3/09	(13,870)
Euro	886,150	1,230,184	2/3/09	(45,844)
Euro	1,057,992	1,468,740	2/3/09	(64,489)
Euro	672,412	933,464	2/3/09	(43,326)
Euro	110,000	152,706	2/3/09	(10,481)
Euro	300,000	416,470	2/3/09	(29,560)
Japanese Yen	326,571,897	3,604,682	2/3/09	(378,325)
Japanese Yen	77,771,881	858,442	2/3/09	(84,284)
Japanese Yen	276,549,655	3,052,539	2/3/09	(305,612)
Japanese Yen	11,600,000	128,040	2/3/09	(3,309)
Japanese Yen	15,480,000	170,867	2/3/09	(4,809)

36	Legg Mason Partners Global Income Fund 2008 Annual Report

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell: (continued)
New Turkish Lira	70,000	$44,791	2/3/09	$(1,501)
Norwegian Krone	2,766,430	394,209	2/3/09	17,003
Polish Zloty	370,265	124,501	2/3/09	11,366
Swedish Krona	10,806,561	1,365,777	2/3/09	70,502
Swedish Krona	3,010,000	380,416	2/3/09	19,781
				(559,806)
Net unrealized gain on open forward foreign currency contracts				$61,447

At December 31, 2008, the Fund held TBA securities with a total cost of $3,471,813.

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of Class C shares average daily net assets.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES		TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$65,259		$23,440	$60,503
Class C	896	‡	87	292
Total	$66,155		$23,527	$60,795

‡

LMIS has contractually agreed to waive fees and/or reimburse expenses until April 30, 2009 such that the annual distribution and service fees payable with respect to Class C shares of the Fund do not exceed 0.70%. During the year ended December 31, 2008, LMIS waived a portion of its fee on Class C shares in the amount of $269.

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$190,135
Class C	1,019
Total	$191,154

Legg Mason Partners Global Income Fund 2008 Annual Report	37

Notes to financial statements continued

5. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class A	$1,649,971	$1,204,958	†
Class C	5,243	460	‡
Total	$1,655,214	$1,205,418

†	On September 21, 2007, the Predecessor Fund’s Primary Class shares converted to Class A shares of the Fund.
‡	For the period September 25, 2007 (inception date) to December 31, 2007.

6. Shares of beneficial interest

At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to September 21, 2007, the Fund had 125 million shares of capital stock authorized with a par value $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES		AMOUNT
Class A†
Shares sold	130,449	$1,110,591	252,103		$2,237,854
Shares issued on reinvestment	193,850	1,559,019	125,024		1,103,126
Shares repurchased	(1,201,659)	(9,758,549)	(1,018,789)		(9,023,419)
Net decrease	(877,360)	$(7,088,939)	(641,662)		$(5,682,439)
Class C
Shares sold	15,887	$126,591	7,409	‡	$66,442	‡
Shares issued on reinvestment	640	5,155	45	‡	433	‡
Shares repurchased	(3,724)	(32,029)	—		—
Net increase	12,803	$99,717	7,454		$66,875

†	On September 21, 2007, the Predecessor Fund’s Primary Class shares converted to Class A shares of the Fund.
‡	For the period September 25, 2007 (inception date) to December 31, 2007.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$1,655,214	$1,205,418

38	Legg Mason Partners Global Income Fund 2008 Annual Report

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$390,731
Capital loss carryforward*	(725,693)
Other book/tax temporary differences(a)	(168,786)
Unrealized appreciation/(depreciation)(b)	(3,976,918)
Total accumulated earnings/(losses) — net	$(4,480,666)

*	As of December 31, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2009	$(106,895)
12/31/2010	(204,613)
12/31/2015	(52,429)
12/31/2016	(361,756)
$(725,693)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on foreign currency straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Global Income Fund 2008 Annual Report	39

Notes to financial statements continued

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

40	Legg Mason Partners Global Income Fund 2008 Annual Report

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

Legg Mason Partners Global Income Fund 2008 Annual Report	41

Notes to financial statements continued

10. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

11. Additional shareholder information

The Fund’s Board of Trustees has determined that it is advisable and in the best interest of the Fund and its shareholders to terminate and wind down the Fund. The Fund is expected to cease operations on or about March 13, 2009. In preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective. The Fund will be closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated.

42	Legg Mason Partners Global Income Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Partners Global Income Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2006 were audited by other independent registered public accountants whose report thereon, dated February 23, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Global Income Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

Legg Mason Partners Global Income Fund 2008 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Global Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser. The Board, including the Independent Trustees, had initially approved the Sub-Advisory Agreements between the Subadviser and Western Asset Management Company Pte. Ltd. (Singapore) and between the Subadviser and Western Asset Management Company Ltd (Japan) at a meeting held on August 11-12, 2008.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the

44	Legg Mason Partners Global Income Fund

Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other

Legg Mason Partners Global Income Fund	45

Board approval of management and subadvisory agreements (unaudited) continued

things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as global income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board

46	Legg Mason Partners Global Income Fund

also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as global income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and Actual Management Fee (which reflects a fee waiver) was below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also reviewed and considered that the Manager contractually had agreed to continue its fee waiver and/or expense reimbursement arrangements until April 2009.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Legg Mason Partners Global Income Fund	47

Board approval of management and subadvisory agreements (unaudited) continued

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Actual Management Fee is below or at the median of the Expense Group. The Board also considered fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the Management Fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

48	Legg Mason Partners Global Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Global Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Global Income Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

50	Legg Mason Partners Global Income Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Global Income Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

52	Legg Mason Partners Global Income Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	146
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

Legg Mason Partners Global Income Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004) prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

54	Legg Mason Partners Global Income Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Global Income Fund	55

Legg Mason Partners

Global Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management

Company Pte. Ltd. in Singapore

Western Asset Management

Company Ltd. in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Global Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS GLOBAL INCOME FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Partners Global Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investors Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investors Services, LLC Member FINRA, SIPC

FDX010714 2/09 SR09-766

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $157,100 in 2007 and $190,900 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $17,867 in 2007 and $14,400 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,100 in 2007 and $18,550 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $4,900 in 2007 and $0 in 2008. The services consisted of procedures performed in connection with the mergers of Legg Mason Partners funds on February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 5, 2009